UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2026

The Cigna Group
(Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Outlook and Investor Day Information

On September 30, 2026, The Cigna Group (referred to as the “Company,” “we,” “us” or “our”) issued a press release noting that the Company will host its Investor Day, both in person and virtually, beginning at approximately 8:30 a.m. Eastern Time. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”). During Investor Day, as well as in meetings with investors and analysts over the next several weeks, Company officials expect to reaffirm the following full year 2026 outlook:

•	consolidated adjusted revenues of approximately $280 billion,
•	consolidated adjusted income from operations on a per share basis (“adjusted earnings per share” or “adjusted EPS”) of at least $30.45,
•	Evernorth Health Services adjusted income from operations of at least $6.9 billion,
•	Cigna Healthcare adjusted income from operations of at least $4.55 billion, and
•	Cigna Healthcare medical care ratio of 83.7% to 84.7%.

Company officials also expect to provide a long-term average annual adjusted EPS growth target of 10-14%.

The Company previously discussed its full year 2026 outlook in its press release dated July 30, 2026 and during the related investor conference call. The press release and the conference call transcript are available on the Investor Relations page of the Company’s website located at www.thecignagroup.com. Forward-looking statements in these documents and the related call speak only as of the date they were made.

The Investor Day presentations are expected to begin on September 30, 2026 at approximately 8:30 a.m. Eastern Time and conclude by 12:30 p.m. Eastern Time. Investors and analysts are invited to listen to the presentation free over the Internet via webcast by visiting https://www.thecignagroupinvestorday.com. The Investor Relations section of the Company’s website will also contain materials used during and relating to the Investor Day presentations, including definitions of certain metrics not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reconciliations of certain historic non-GAAP metrics to the most directly comparable GAAP measures.

Definitions and Financial Information

Adjusted revenues is used by the Company’s management because it facilitates analysis of trends in underlying revenue. The Company defines adjusted revenues as total revenues excluding the following adjustments: special items and the Company’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting. Special items are matters that management believes are not representative of the underlying results of normal, recurring operations due to their nature or size. We exclude these items from this measure because management believes they are not indicative of past or future underlying performance of the business. Adjusted revenues is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues.

Adjusted income (loss) from operations is a principal financial measure of profitability used by the Company’s management because it presents the underlying results of operations of the Company’s businesses and facilitates analysis of trends in underlying revenue, expenses and shareholders’ net income. Adjusted income (loss) from operations is defined as shareholders’ net income (or income before taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net investment gains/losses, amortization of acquired intangible assets and special items. The Company’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of normal, recurring operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.

Management is not able to provide a reconciliation of adjusted income from operations to shareholders’ net income or adjusted revenues to total revenues on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including (i) future net investment results and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders’ net income and total revenues could vary materially.

The Cigna Healthcare medical care ratio represents medical costs as a percentage of premiums for all Cigna Healthcare risk products provided through guaranteed cost or experience-rated funding arrangements. Changes in percentages may be expressed in basis points.

The Company’s outlook excludes the potential effects of any business combinations that may occur after the date of this Report. The Company’s outlook includes the potential effects of expected future share repurchases and anticipated 2026 dividends.

The Company currently intends to pay regular quarterly dividends, with future declarations subject to approval by its Board of Directors and the Board’s determination that the declaration of dividends remains in the best interests of the Company and its shareholders. The decision of whether to pay future dividends and the amount of any such dividends will be based on the Company’s financial position, results of operations, cash flows, capital requirements, the requirements of applicable law and any other factors the Board of Directors may deem relevant.

The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternate uses of capital. The share repurchase program may be affected through open market purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, including through Rule 10b5-1 trading plans, or privately negotiated transactions. The program may be suspended or discontinued at any time.

This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Report, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated September 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Report, and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted revenue for 2026; projected adjusted income from operations for 2026 on a per share and segment basis, projected medical care ratio for 2026; projected adjusted earnings per share outlook on a long-term basis; projected capital deployment, including share repurchases and future dividends, including projected shareholder dividends for 2026; and other statements regarding the Company’s future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to manage health care costs and respond to price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; our ability to compete effectively, differentiate our products and services from those of our competitors and adapt to changes in an evolving and rapidly changing industry; our ability to develop and effectively implement products and services to improve the accessibility, affordability and transparency of health care; changes in drug pricing or industry pricing benchmarks; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with health care payors, physicians, hospitals, other health service providers and with producers and consultants; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; uncertainties surrounding participation in government-sponsored programs and providing services to payors who participate in government-sponsored programs; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; compliance with applicable privacy, security and data laws, regulations and standards; the outcome of litigation, regulatory audits and investigations; compliance costs and potential failure of our prevention, detection and control systems; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; risks related to our use of artificial intelligence and machine learning; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations;  which could lead to an impairment charge; our ability to achieve our strategic and operational initiatives; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates; risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date: September 30, 2026	By:	/s/ Ann M. Dennison
Ann M. Dennison
Executive Vice President and Chief Financial Officer